Schedule of Investments PIMCO Income Strategy Fund II	September 30, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 121.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 36.9%
Aligned Data Centers International LP 7.538% due 12/18/2029 «~		$3,300	$3,326
Altice France SA
7.526% (EUR003M + 5.500%) due 08/15/2028 ~	EUR	99	110
9.818% (TSFR3M + 5.500%) due 08/15/2028 «~		$1,388	1,346
AP Core Holdings II LLC 9.778% (TSFR1M + 5.500%) due 09/01/2027 ~		14,062	13,716
Bausch Health Cos., Inc. 10.413% (TSFR1M + 6.250%) due 10/08/2030 ~		6,783	6,700
BDO USA PC 9.223% (TSFR1M + 5.000%) due 08/31/2028 «~		2,495	2,517
Central Parent, Inc. 7.252% (TSFR3M + 3.250%) due 07/06/2029 ~		8,127	7,051
Clover Holdings 2 LLC
TBD% due 12/10/2029 µ		772	769
7.942% (TSFR1M + 3.750%) due 12/09/2031 ~		5,486	5,498
Clover Holdings SPV III LLC 15.000% due 12/09/2027		220	227
Coreweave Compute Acquisition Co. IV LLC TBD% - 10.723% (TSFR3M + 6.000%) due 05/16/2029 «~µ		9,100	9,363
Databricks, Inc.
TBD% - 1.000% due 01/03/2031 «µ		344	344
TBD% - 1.000% (TSFR1M + 4.500%) due 01/03/2031 «~		1,556	1,583
Dun & Bradstreet Corp.
TBD% due 08/26/2032 «µ		149	148
TBD% (TSFR1M + 5.500%) due 08/26/2032 «~		1,491	1,482
Endure Digital, Inc. 7.838% (TSFR1M + 3.500%) due 02/10/2028 «~		3,365	2,440
Envalior Finance GmbH 7.526% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	2,100	2,334
Envision Healthcare Corp.
12.230% (TSFR3M + 7.875%) due 07/20/2026 «~		$735	735
12.230% (TSFR3M + 7.875%) due 11/03/2028 «~		13,078	13,471
Finastra USA, Inc.
8.038% (TSFR3M + 4.000%) due 09/15/2032 ~		3,800	3,788
11.038% (TSFR3M + 7.000%) due 09/15/2033 ~		400	399
TBD% (TSFR3M + 7.250%) due 09/13/2029 ~		275	277
First Brands Group LLC TBD% due 03/30/2027 ^(d)		622	226
Forward Air Corp. 8.810% (TSFR3M + 4.500%) due 12/19/2030 ~		6,719	6,716
Gateway Casinos & Entertainment Ltd. 10.276% (TSFR3M + 6.250%) due 12/18/2030 ~		6,069	6,074
Gryphon Acquire NewCo LLC 6.879% (TSFR6M + 3.000%) due 09/13/2032 ~		900	904
iHeartCommunications, Inc. 10.053% (TSFR1M + 5.775%) due 05/01/2029 ~		519	454
ION Platform Finance U.S., Inc. TBD% due 09/30/2032		3,500	3,465
Ivanti Software, Inc.
TBD% - 10.051% (TSFR3M + 5.750%) due 06/01/2029 ~µ		1,241	1,279
TBD% - 10.051% (TSFR3M + 4.750%) due 06/01/2029 ~		9,284	7,757
J&J Ventures Gaming LLC 9.278% (TSFR1M + 5.000%) due 04/26/2028 «~		1,059	1,070
Lealand Finance Co. BV 7.278% (TSFR1M + 3.000%) due 06/30/2027 ~		88	71
Lealand Finance Co. BV (5.278% Cash) 5.278% due 12/31/2027 ~		915	656
Magenta Security Holdings LLC
10.558% (TSFR3M + 6.250%) due 07/27/2028 ~		113	115
11.318% (TSFR3M + 6.750%) due 07/27/2028 ~		119	98
Magenta Security Holdings LLC (10.818% Cash) 10.818% (TSFR3M + 6.250%) due 07/27/2028 ~		551	114
Magenta Security Holdings LLC (11.568% Cash) 11.568% (TSFR3M + 7.000%) due 07/27/2028 ~		155	69
Mercury Aggregator LP (19.000% PIK) 19.000% due 04/03/2026 «(c)		2,337	688
MH Sub I LLC 8.413% (TSFR1M + 4.250%) due 12/31/2031 ~		1,886	1,740
MPH Acquisition Holdings LLC
8.058% (TSFR3M + 3.750%) due 12/31/2030 ~		4,766	4,766
9.170% (TSFR3M + 4.600%) due 12/31/2030 ~		8,168	7,528

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

Obol France 3 SAS 7.193% (EUR006M + 5.000%) due 12/31/2028 ~	EUR	5,171	5,979
OCS Group Holdings Ltd. 9.961% due 11/28/2031	GBP	5,300	7,131
Peraton Corp. 8.013% (TSFR1M + 3.750%) due 02/01/2028 ~		$10,813	9,147
Poseidon Bidco SASU 7.000% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	2,700	1,490
Project Nova 7.250% due 08/31/2026		$200	200
Promotora de Informaciones SA 7.494% (EUR003M + 5.470%) due 12/31/2029 «~	EUR	21,913	25,341
QuidelOrtho Corp. 8.002% (TSFR3M + 4.000%) due 08/20/2032 ~		$2,700	2,689
SCUR-Alpha 1503 GmbH 9.808% (TSFR3M + 5.500%) due 03/29/2030 ~		3,218	2,974
Softbank Vision Fund II TBD% - 7.652% (TSFR3M + 3.650%) due 12/23/2029 «~		5,400	5,400
Spruce Bidco II, Inc.
TBD% - 0.500% due 01/30/2032 «µ		244	244
TBD% - 0.500% (JY0003M + 5.250%) due 01/30/2032 «~	JPY	20,942	143
TBD% - 0.500% (CDOR06 + 5.000%) due 01/30/2032 «~	CAD	196	142
TBD% - 0.500% (TSFR6M + 5.000%) due 01/30/2032 «~		$1,082	1,093
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	18,573	6,669
Stepstone Group MidCo 2 GmbH
6.673% (EUR006M + 4.500%) due 04/26/2032 ~		6,700	7,758
8.608% (TSFR3M + 4.500%) due 12/19/2031 ~		$1,297	1,234
Subcalidora 2 7.750% (EUR003M + 5.750%) due 08/14/2029 «~	EUR	5,900	6,962
Syniverse Holdings, Inc. 11.002% (TSFR3M + 7.000%) due 05/13/2027 ~		$16,874	16,512
U.S. Renal Care, Inc. 9.278% (TSFR1M + 5.000%) due 06/28/2028 ~		17,919	17,155
Unicorn BAY 13.000% due 12/31/2026 «	HKD	33,812	4,399
Westmoreland Coal Co. 8.000% due 03/15/2029 «		$1,598	647
X Corp.
9.500% due 10/26/2029		1,050	1,055
10.958% (TSFR3M + 6.500%) due 10/26/2029 ~		8,947	8,789

Total Loan Participations and Assignments (Cost $263,986)			254,567

CORPORATE BONDS & NOTES 44.8%
BANKING & FINANCE 6.1%
Alamo Re Ltd. 15.784% (T-BILL 1MO + 11.880%) due 06/08/2026 ~		300	316
Antares Holdings LP 6.350% due 10/23/2029 (l)		400	409
Armor Holdco, Inc. 8.500% due 11/15/2029 (l)		2,700	2,696
BOI Finance BV 7.500% due 02/16/2027 (l)	EUR	3,000	3,625
Cape Lookout Re Ltd. 12.609% (T-BILL 1MO + 8.702%) due 04/05/2027 ~		$800	836
Credicorp Capital Sociedad Titulizadora SA 9.700% due 03/05/2045	PEN	900	275
Credit Suisse AG AT1 Claim		$8,393	1,091
Diversified Healthcare Trust 7.250% due 10/15/2030		300	305
East Lane Re VII Ltd. 12.822% (T-BILL 3MO + 8.890%) due 03/31/2026 ~		250	254
Encore Capital Group, Inc. 6.625% due 04/15/2031 (b)		1,600	1,596
Everglades Re II Ltd.
14.409% (GSMMUSTI + 10.500%) due 05/13/2031 ~		500	528
15.404% (GSMMUSTI + 11.500%) due 05/13/2031 ~		500	527
16.654% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		500	527
Ford Motor Credit Co. LLC
5.918% due 03/20/2028		300	305
6.183% (SOFRRATE + 2.030%) due 03/20/2028 ~(l)		700	701
Greengrove RE Ltd. 11.654% (T-BILL 1MO + 7.750%) due 04/08/2032 ~		250	250
GSPA Monetization Trust 6.422% due 10/09/2029		1,801	1,818
HA Sustainable Infrastructure Capital, Inc.
6.150% due 01/15/2031 (l)		800	822
6.375% due 07/01/2034		800	815
Hestia Re Ltd. 4.004% (T-BILL 1MO + 0.100%) due 04/22/2029 ~		20	11
Integrity RE III Ltd. 29.404% (T-BILL 1MO + 25.500%) due 06/06/2027 ~		250	281

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

Integrity Re Ltd.
21.138% (T-BILL 1MO + 17.234%) due 06/08/2026 ~		400	439
26.703% (T-BILL 1MO + 22.796%) due 06/08/2026 ~		400	446
ION Platform Finance SARL
6.500% due 09/30/2030 (b)	EUR	200	235
6.875% due 09/30/2032 (b)		200	235
ION Platform Finance U.S., Inc. 0.000% due 09/30/2032 (b)		$1,100	1,093
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	316	370
Long Walk Reinsurance Ltd. 14.142% (T-BILL 3MO + 10.240%) due 01/30/2031 ~		$700	713
Luca RE Ltd. 11.154% (T-BILL 3MO + 7.250%) due 07/22/2031 ~		300	300
Marex Group PLC 6.404% due 11/04/2029 (l)		200	206
Nature Coast Re Ltd. 13.654% (T-BILL 3MO + 9.750%) due 04/10/2033 ~		250	262
New Immo Holding SA 3.250% due 07/23/2027	EUR	1,100	1,274
Polestar Re Ltd.
14.402% (T-BILL 3MO + 10.500%) due 01/07/2028 ~		$250	259
17.154% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		800	833
Sanders Re III Ltd. 16.224% (BRMMUSDF + 12.320%) due 04/09/2029 ~		1,405	878
Service Properties Trust 0.000% due 09/30/2028 (g)		500	441
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	7,027	2,168
Torrey Pines Re Ltd.
9.940% (JMMMUSTF + 6.036%) due 06/07/2032 ~		$250	261
11.010% (JMMMUSTF + 7.106%) due 06/07/2032 ~		250	260
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6.000% due 01/15/2030 (l)		9,565	8,669
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC 6.500% due 02/15/2029 (l)		3,200	3,008
Ursa Re Ltd.
11.404% (T-BILL 3MO + 7.500%) due 02/22/2028 ~		300	303
13.154% (JMMMUSTF + 9.250%) due 12/07/2028 ~		800	835
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		3,728	0
Winston RE Ltd. 15.594% (T-BILL 3MO + 11.690%) due 02/26/2031 ~		600	648

			42,124

INDUSTRIALS 33.3%
Altice France Holding SA
8.000% due 05/15/2027	EUR	5,500	2,344
10.500% due 05/15/2027		$4,300	1,560
Altice France SA
3.375% due 01/15/2028	EUR	1,100	1,114
4.000% due 07/15/2029		2,800	2,843
5.125% due 01/15/2029		$600	516
5.500% due 01/15/2028		4,197	3,714
5.500% due 10/15/2029		400	348
5.875% due 02/01/2027	EUR	1,100	1,168
8.125% due 02/01/2027		$700	670
ams-OSRAM AG
10.500% due 03/30/2029	EUR	400	502
12.250% due 03/30/2029		$600	646
Aston Martin Capital Holdings Ltd. 10.000% due 03/31/2029 (l)		1,400	1,372
Beignet 6.850% due 06/01/2049 «(b)		13,730	13,730
BKV Upstream Midstream LLC 7.500% due 10/15/2030		400	400
Carvana Co. 9.000% due 06/01/2031 (l)		1,527	1,730
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.000% due 06/15/2029 (l)		450	397
Central Parent, Inc./CDK Global, Inc. 7.250% due 06/15/2029 (l)		930	804
Cheplapharm Arzneimittel GmbH 7.500% due 05/15/2030 (l)	EUR	4,600	5,601
Chord Energy Corp. 6.000% due 10/01/2030		$600	596
CHS/Community Health Systems, Inc.
9.750% due 01/15/2034 (l)		1,900	1,949
10.875% due 01/15/2032 (l)		1,100	1,166
Cleveland-Cliffs, Inc. 7.625% due 01/15/2034		300	309
Cogent Communications Group LLC/Cogent Finance, Inc.
6.500% due 07/01/2032 (l)		5,400	5,253
7.000% due 06/15/2027		900	898

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

CoreWeave, Inc. 9.000% due 02/01/2031		400	410
CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		518	553
DISH DBS Corp.
5.250% due 12/01/2026		9,200	9,048
5.750% due 12/01/2028		7,260	6,966
7.750% due 07/01/2026		4,500	4,463
Ecopetrol SA
4.625% due 11/02/2031 (l)		4,500	4,039
7.750% due 02/01/2032 (l)		11,800	12,218
8.375% due 01/19/2036 (l)		220	227
Energizer Holdings, Inc. 6.000% due 09/15/2033		1,500	1,469
Flora Food Management BV 6.875% due 07/02/2029	EUR	800	941
Ford Motor Co. 7.700% due 05/15/2097 (l)		$6,155	6,506
Grupo Nutresa SA 8.000% due 05/12/2030 (l)		600	643
HCA, Inc. 7.500% due 11/15/2095 (l)		1,000	1,114
HF Sinclair Corp. 6.250% due 01/15/2035 (l)		1,500	1,569
Incora Intermediate II LLC 0.000% (SOFRRATE + 8.000%) due 01/31/2030 «~		7,567	7,567
Incora Top Holdco LLC 6.000% due 01/30/2033 «~(k)		6,813	11,023
Intralot Capital Luxembourg SA 6.500% due 10/15/2031 •	EUR	1,500	1,766
JetBlue Airways Corp./JetBlue Loyalty LP 9.875% due 09/20/2031 (l)		$2,550	2,589
Kronos International, Inc. 9.500% due 03/15/2029 (l)	EUR	2,500	3,103
Motion Finco SARL 8.375% due 02/15/2032		$300	260
New Albertsons LP 6.570% due 02/23/2028		6,800	6,881
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		900	563
11.750% due 10/15/2028 «		500	355
Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		5,500	5,185
7.500% due 07/17/2030		400	420
Noble Finance II LLC 8.000% due 04/15/2030 (l)		8,300	8,597
Ocado Group PLC
10.500% due 08/08/2029	GBP	1,450	1,949
11.000% due 06/15/2030 (l)		2,450	3,315
Petroleos Mexicanos
6.700% due 02/16/2032 (l)		$3,232	3,205
6.840% due 01/23/2030 (l)		800	814
8.750% due 06/02/2029 (l)		1,416	1,526
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (l)		1,400	1,457
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(d)	GBP	1,300	1,224
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		$1,546	1,361
5.750% due 09/30/2039 (l)		3,738	3,792
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC 8.250% due 05/15/2030	EUR	1,200	1,345
U.S. Renal Care, Inc. 10.625% due 06/28/2028		$1,704	1,491
Ubisoft Entertainment SA 0.878% due 11/24/2027	EUR	1,000	1,097
Uzbekneftegaz JSC 8.750% due 05/07/2030 (l)		$3,000	3,212
Valaris Ltd. 8.375% due 04/30/2030 (l)		9,683	10,056
Vale SA 0.000% due 12/29/2049 ~(i)	BRL	110,000	7,419
Vedanta Resources Finance II PLC 9.125% due 10/15/2032 (b)		$1,100	1,100
Venture Global LNG, Inc.
7.000% due 01/15/2030 (l)		1,600	1,657
8.125% due 06/01/2028 (l)		800	829
9.500% due 02/01/2029 (l)		4,225	4,659
9.875% due 02/01/2032 (l)		1,750	1,906
Venture Global Plaquemines LNG LLC
6.500% due 01/15/2034		700	737
6.750% due 01/15/2036		700	744
Viridien
8.500% due 10/15/2030 (l)	EUR	2,000	2,439
10.000% due 10/15/2030 (l)		$3,200	3,292

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

Vmed O2 U.K. Financing I PLC
5.625% due 04/15/2032	EUR	3,000	3,624
7.750% due 04/15/2032		$2,800	2,945
Wayfair LLC
7.250% due 10/31/2029		547	565
7.750% due 09/15/2030 (l)		8,300	8,725
WBI Operating LLC
6.250% due 10/15/2030 (b)		700	701
6.500% due 10/15/2033 (b)		2,000	1,998
Weatherford International Ltd. 6.750% due 10/15/2033 (b)		1,000	1,001
Yinson Boronia Production BV 8.947% due 07/31/2042 (l)		1,177	1,312

			229,602

UTILITIES 5.4%
Comision Ejecutiva Hidroelectrica del Rio Lempa 8.650% due 01/24/2033		400	419
Edison International
5.250% due 11/15/2028 (l)		1,200	1,210
6.250% due 03/15/2030 (l)		200	208
FORESEA Holding SA 7.500% due 06/15/2030 (l)		1,171	1,147
NGD Holdings BV 6.750% due 12/31/2026		303	276
OI SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)		13,806	9,112
OI SA (8.500% PIK) 8.500% due 12/31/2028 (c)		29,596	888
Peru LNG SRL 5.375% due 03/22/2030 (l)		5,881	5,648
Qwest Corp. 7.750% due 05/01/2030 (l)		12,625	12,529
SW Finance I PLC
1.625% due 03/30/2027	GBP	1,900	2,399
2.375% due 05/28/2028		2,900	3,574

			37,410

Total Corporate Bonds & Notes (Cost $333,549)			309,136

CONVERTIBLE BONDS & NOTES 2.4%
INDUSTRIALS 2.4%
ams-OSRAM AG 2.125% due 11/03/2027	EUR	11,500	12,944
DISH Network Corp. 3.375% due 08/15/2026		$3,400	3,293

Total Convertible Bonds & Notes (Cost $16,202)			16,237

MUNICIPAL BONDS & NOTES 0.9%
MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		2,088	1,645

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		45,700	4,271

Total Municipal Bonds & Notes (Cost $7,758)			5,916

U.S. GOVERNMENT AGENCIES 3.4%
Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates
0.700% due 11/25/2055 ~(a)		32,120	1,957
6.154% due 11/25/2055 «~		7,789	5,171
Federal Home Loan Mortgage Corp. REMICS
0.080% due 09/15/2035 •		776	705
3.000% due 02/15/2033 (a)		460	27
Federal Home Loan Mortgage Corp. STACR REMICS Trust
11.856% due 10/25/2041 •		4,500	4,727
12.156% due 11/25/2041 •		5,300	5,620
12.856% due 02/25/2042 •		1,800	1,949
Federal Home Loan Mortgage Corp. STRIPS 3.500% due 12/15/2032 (a)		644	56
Federal National Mortgage Association Connecticut Avenue Securities Trust
9.856% due 12/25/2041 •		1,000	1,036
10.356% due 12/25/2041 •		2,300	2,404
Federal National Mortgage Association REMICS
1.779% due 01/25/2040 •(a)		80	6
3.500% due 02/25/2042 (a)		204	15
4.500% due 11/25/2042 (a)		447	43

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

Government National Mortgage Association REMICS
3.500% due 06/20/2042 - 10/20/2042 (a)	117	9
4.000% due 10/16/2042 - 10/20/2042 (a)	83	7

Total U.S. Government Agencies (Cost $24,124)		23,732

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
Atrium Hotel Portfolio Trust
5.948% due 12/15/2036 •	1,700	1,671
6.398% due 12/15/2036 •	3,200	3,056
Banc of America Funding Corp. 6.000% due 01/25/2037	2,039	1,824
Banc of America Funding Trust 4.971% due 01/20/2047 ~	264	229
BCAP LLC Trust
0.000% due 05/26/2037 ~	708	335
3.492% due 08/28/2037 ~	568	563
4.251% due 08/26/2037 ~	7,811	5,442
4.355% due 09/26/2036 ~	2,746	2,568
4.480% due 03/26/2037 þ	598	990
4.568% due 07/26/2037 ~	3,496	3,275
5.750% due 12/26/2035 ~	1,430	874
6.250% due 11/26/2036	2,003	1,457
Bear Stearns ALT-A Trust
4.475% due 11/25/2035 ~	2,376	1,492
4.475% due 11/25/2036 ~	249	127
4.644% due 09/25/2035 ~	190	82
4.772% due 01/25/2036 •	326	309
Bear Stearns ALT-A Trust II 4.215% due 09/25/2047 ~	3,396	1,610
CALI Mortgage Trust 3.957% due 03/10/2039	1,800	1,728
CD Mortgage Trust 5.688% due 10/15/2048	69	65
Chase Mortgage Finance Trust
4.838% due 12/25/2035 ~	3	2
5.500% due 05/25/2036	1	0
CHL Mortgage Pass-Through Trust
4.852% due 03/25/2035 •	1,633	1,478
6.000% due 07/25/2037	1,149	485
6.250% due 09/25/2036	322	113
Citicorp Mortgage Securities Trust 6.000% due 09/25/2037	190	195
CLNY Trust 7.309% due 11/15/2038 •	1,200	1,114
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	199	83
5.500% due 01/25/2036	242	132
5.750% due 01/25/2035	86	85
5.750% due 02/25/2035	163	109
5.750% due 12/25/2036	545	203
6.000% due 02/25/2035	214	177
6.000% due 04/25/2036	327	141
6.000% due 04/25/2037	1,180	502
6.250% due 11/25/2036	371	271
6.250% due 12/25/2036 •	397	160
6.500% due 08/25/2036	369	106
6.570% due 04/25/2036 ~	116	108
Countrywide Alternative Loan Trust Resecuritization
6.000% due 05/25/2036	1,331	729
6.000% due 08/25/2037 ~	691	351
CSFB Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035	199	148
CSMC Mortgage-Backed Trust 5.750% due 04/25/2036	94	45
CSMC Trust 8.794% due 07/15/2032 •	5,379	5,355
CSMC Trust Capital Certificates 5.054% due 10/26/2036 ~	3,978	3,434
First Horizon Mortgage Pass-Through Trust
0.000% due 11/25/2035 ~	1	0
5.186% due 05/25/2037 ~	122	49
Hilton USA Trust 2.828% due 11/05/2035	800	671
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037	3,471	1,050
JP Morgan Alternative Loan Trust
4.157% due 03/25/2037 ~	435	379
4.244% due 05/25/2036 ~	701	387
4.608% due 03/25/2036 ~	614	453
JP Morgan Chase Commercial Mortgage Securities Trust
5.739% due 07/05/2033 •	2,275	1,929
8.448% due 02/15/2035 •	3,538	3,378
JP Morgan Mortgage Trust
5.466% due 02/25/2036 ~	111	73
5.669% due 10/25/2035 ~	27	26

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

6.500% due 09/25/2035		31	19
Lehman Mortgage Trust
6.000% due 07/25/2037		45	40
6.500% due 09/25/2037		1,741	644
Lehman XS Trust 4.712% due 06/25/2047 •		649	613
MASTR Asset Securitization Trust 6.500% due 11/25/2037		323	54
Merrill Lynch Mortgage Investors Trust 4.440% due 03/25/2036 ~		860	423
Morgan Stanley Capital I Trust 8.798% due 11/15/2034 •		2,400	2,292
New Orleans Hotel Trust 7.887% due 04/15/2032 •		2,040	1,995
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 þ		6	3
PRPM LLC 5.503% due 08/25/2030 þ		797	799
RALI Trust
4.058% due 12/26/2034 ~		469	155
6.000% due 08/25/2036		109	95
Residential Asset Securitization Trust
5.750% due 02/25/2036		770	254
6.000% due 07/25/2037		1,319	480
6.250% due 09/25/2037		2,485	923
RFMSI Trust 4.742% due 09/25/2035 ~		411	329
STARM Mortgage Loan Trust 5.958% due 02/25/2037 ~		56	49
Structured Adjustable Rate Mortgage Loan Trust
4.322% due 01/25/2036 ~		1,095	592
5.095% due 11/25/2036 ~		835	637
WaMu Mortgage Pass-Through Certificates Trust
3.866% due 10/25/2036 ~		249	220
3.875% due 05/25/2037 ~		365	319
4.108% due 02/25/2037 ~		200	172
4.662% due 07/25/2037 ~		360	328
WSTN Trust
7.958% due 07/05/2037 ~(l)		1,400	1,424
8.748% due 07/05/2037 ~		1,400	1,410
10.174% due 07/05/2037 ~		1,100	1,117

Total Non-Agency Mortgage-Backed Securities (Cost $74,805)			67,004

ASSET-BACKED SECURITIES 5.5%
AUTOMOBILE ABS OTHER 0.3%
Ally Bank Auto Credit-Linked Notes
6.066% due 06/15/2033		1,301	1,307
10.219% due 06/15/2033		1,022	1,033

			2,340

HOME EQUITY OTHER 2.0%
Argent Securities Trust 4.652% due 03/25/2036 •		2,840	1,592
Bear Stearns Asset-Backed Securities I Trust 4.534% due 10/25/2036 •		1,045	1,018
Citigroup Mortgage Loan Trust, Inc.
4.572% due 12/25/2036 •		10,387	3,906
4.592% due 12/25/2036 •		1,168	658
Fremont Home Loan Trust 4.422% due 01/25/2037 •		10,412	4,820
Home Equity Mortgage Loan Asset-Backed Trust 4.592% due 07/25/2037 •		2,111	1,188
Merrill Lynch Mortgage Investors Trust 4.592% due 04/25/2037 •		314	148
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ~		355	196

			13,526

WHOLE LOAN COLLATERAL 0.0%
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036		343	118

OTHER ABS 3.2%
Adagio VI CLO DAC 0.000% due 04/30/2031 ~	EUR	1,343	365
Apidos CLO XXVIII Ltd. 0.000% due 10/20/2038 ~		$5,183	1,911
Avoca CLO XX DAC 0.000% due 07/15/2032 ~	EUR	2,230	1,890

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

Belle Haven ABS CDO Ltd. 7.750% due 07/05/2046 •		$180,259	415
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	399
0.000% due 03/31/2038 ~		1,221	747
Cork Street CLO DAC 0.000% due 11/27/2028 ~	EUR	621	86
KKR CLO 30 Ltd. 0.000% due 04/17/2037 ~		$3,000	1,664
Magnetite VII Ltd. 0.000% due 01/15/2028 ~		5,650	264
Marlette Funding Trust
0.000% due 09/17/2029 «(g)		7	1
0.000% due 03/15/2030 «(g)		6	9
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		1	489
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	748
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	311
0.000% due 10/15/2048 «(g)		1	231
Taberna Preferred Funding V Ltd. 4.963% due 08/05/2036 •		4,518	4,111
Taberna Preferred Funding VI Ltd. 4.943% due 12/05/2036 •		4,073	3,666
THL Credit Wind River CLO Ltd. 5.488% due 04/15/2035 •		5,000	5,008

			22,315

Total Asset-Backed Securities (Cost $72,190)			38,299

SOVEREIGN ISSUES 6.5%
Argentina Bonar Bonds 0.750% due 07/09/2030 þ		2,901	1,486
Argentina Republic Government International Bonds
1.000% due 07/09/2029		546	397
3.500% due 07/09/2041 þ		1,792	873
4.125% due 07/09/2046 þ		110	58
5.000% due 01/09/2038 þ		11,605	6,545
Avenir Issuer IV Ireland DAC 6.000% due 10/25/2027		891	860
Colombia Government International Bonds
3.750% due 09/19/2028	EUR	400	469
5.000% due 09/19/2032		300	348
5.625% due 02/19/2036		400	455
Dominican Republic Central Bank Notes 13.000% due 01/30/2026	DOP	15,000	243
Dominican Republic International Bonds
10.500% due 03/15/2037 (l)		409,200	7,048
10.750% due 06/01/2036 (l)		40,800	711
El Salvador Government International Bonds
8.625% due 02/28/2029		$1,900	2,036
9.250% due 04/17/2030		3,600	3,937
Ghana Government International Bonds
0.000% due 07/03/2026 (g)		21	20
0.000% due 01/03/2030 (g)		63	54
5.000% due 07/03/2029 þ		315	307
5.000% due 07/03/2035 þ		452	382
Mongolia Government International Bonds 6.625% due 02/25/2030		300	305
Republic of Uzbekistan International Bonds 5.100% due 02/25/2029	EUR	1,700	2,076
Romania Government International Bonds
5.125% due 09/24/2031		1,400	1,642
5.250% due 05/30/2032		800	938
5.625% due 05/30/2037		900	1,012
5.875% due 07/11/2032 (l)		3,000	3,609
6.250% due 09/10/2034		1,100	1,333
6.750% due 07/11/2039 (l)		1,900	2,276
Turkiye Government Bonds
40.854% (BISTREFI) due 09/06/2028 ~	TRY	163,600	3,837
42.493% (BISTREFI) due 05/20/2026 ~		200	5
42.493% (BISTREFI) due 08/19/2026 ~		200	5
42.493% (BISTREFI) due 05/17/2028 ~		32,800	776
Ukraine Government International Bonds
0.000% due 02/01/2030 þ(h)		$33	17
0.000% due 02/01/2034 þ(h)		122	51
0.000% due 02/01/2035 þ(h)		103	50
0.000% due 02/01/2036 þ(h)		86	42
4.500% due 02/01/2034 þ		150	84
4.500% due 02/01/2035 þ		210	116
4.500% due 02/01/2036 þ		240	131

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

Venezuela Government International Bonds 9.250% due 09/15/2027 ^(d)	315	77

Total Sovereign Issues (Cost $44,585)		44,611

	SHARES
COMMON STOCKS 8.5%
COMMUNICATION SERVICES 0.8%
Clear Channel Outdoor Holdings, Inc. (e)	549,096	868
iHeartMedia, Inc. Class A (e)	129,909	373
iHeartMedia, Inc. Class B «(e)	100,822	255
OI SA (e)	4,682,504	466
Promotora de Informaciones SA Class A (e)	258,261	112
SES SA «(e)	233,715	2,781
Uniti Group, Inc. (e)	122,600	750

		5,605

CONSUMER DISCRETIONARY 0.0%
West Marine «(e)(k)	2,750	17

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(e)(k)	24,971,388	0

FINANCIALS 1.9%
Banca Monte dei Paschi di Siena SpA	1,043,000	9,233
Intelsat SA «(e)(k)	233,715	0
MNSN Holdings, Inc. (e)(k)	3,425	205
Unity Bancorp, Inc. «(e)	678,188	3,812
XBP Global Holdings, Inc. (e)	6,816	6

		13,256

HEALTH CARE 3.7%
AmSurg Corp. «(e)(k)	563,629	25,446

INDUSTRIALS 2.1%
Drillco Holdings Luxembourg SA «(k)	66,318	1,437
Foresea Holdings SA «	27,587	598
Incora New Equity «(e)(k)	308,198	12,371
Westmoreland Mining Holdings «(e)(k)	52,802	20
Westmoreland Mining LLC «(e)(k)	166,397	187

		14,613

Total Common Stocks (Cost $65,216)		58,937

WARRANTS 0.1%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/11/2028 «	357	0

FINANCIALS 0.1%
Windstream Holdings II LLC - Exp. 10/25/2059 «	132,115	741

Total Warrants (Cost $805)		741

PREFERRED SECURITIES 1.6%
BANKING & FINANCE 0.8%
ADLER Group SA «	1,253,950	0
AGFC Capital Trust I 6.329% (US0003M + 1.750%) due 01/15/2067 ~(l)	1,800,000	1,217
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	62
Windstream Holdings II LLC 11.000% «(e)	4,326	4,326

		5,605

INDUSTRIALS 0.8%
Clover Holdings, Inc. 0.000% «(k)	13,544	267
SVB Financial Trust
0.000% due 11/07/2032 (g)	19,120	2
11.000% due 11/07/2032	3,903	2,127

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

Syniverse Holdings, Inc. 12.500% «(k)	2,882,986	2,811

		5,207

Total Preferred Securities (Cost $10,857)		10,812

REAL ESTATE INVESTMENT TRUSTS 0.4%
REAL ESTATE 0.4%
VICI Properties, Inc.	89,142	2,907

Total Real Estate Investment Trusts (Cost $546)		2,907

SHORT-TERM INSTRUMENTS 0.4%
MUTUAL FUNDS 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.200% (j)	848,639	849

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.3%
4.116% due 10/14/2025 - 01/27/2026 (f)(g)(n)(p)	$1,873	1,863

Total Short-Term Instruments (Cost $2,712)		2,712

Total Investments in Securities (Cost $917,335)		835,611

	SHARES
INVESTMENTS IN AFFILIATES 2.1%
SHORT-TERM INSTRUMENTS 2.1%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%
PIMCO Short-Term Floating NAV Portfolio III	1,488,113	14,493

Total Short-Term Instruments (Cost $14,491)		14,493

Total Investments in Affiliates (Cost $14,491)		14,493

Total Investments 123.2% (Cost $931,826)		$850,104
Financial Derivative Instruments (m)(o) 0.0%(Cost or Premiums, net $(11,611))		137
Other Assets and Liabilities, net (23.2)%		(160,139)

Net Assets Applicable to Common Shareholders 100.0%		$690,102

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Security becomes interest bearing at a future date.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Coupon represents a 7-Day Yield.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

AmSurg Corp.	11/02/2023 - 11/06/2023	$23,551	$25,446	3.69%
Clover Holdings, Inc.	12/09/2024	203	267	0.04
Drillco Holdings Luxembourg SA	06/08/2023	1,326	1,437	0.21
Incora New Equity	01/31/2025	14,971	12,371	1.79
Incora Top Holdco LLC 6.000% due 01/30/2033	01/31/2025 - 08/01/2025	6,813	11,023	1.60
Intelsat SA	06/19/2017 - 08/29/2025	8,274	0	0.00
MNSN Holdings, Inc.	03/16/2023 - 03/29/2023	38	205	0.03
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/30/2025	2,843	2,811	0.41
West Marine	09/12/2023	39	17	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,522	20	0.00
Westmoreland Mining LLC	06/30/2023 - 02/03/2025	692	187	0.02

$60,272	$53,784	7.79%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BOS	4.830%	08/06/2025	10/06/2025	$(6,808)	$(6,860)
BPS	4.420	09/19/2025	TBD(2)	(2,326)	(2,329)
4.420	09/25/2025	10/01/2025	(1,828)	(1,829)
4.420	10/01/2025	10/02/2025	(1,654)	(1,654)
4.420	10/02/2025	TBD(2)	(1,045)	(1,044)
BRC	1.500	09/26/2025	TBD(2)	EUR	(4,897)	(5,751)
3.500	09/15/2025	TBD(2)	GBP	(315)	(424)
3.950	09/26/2025	TBD(2)	(2,255)	(3,035)
4.080	09/19/2025	TBD(2)	$(1,854)	(1,857)
BYR	4.350	09/19/2025	TBD(2)	(399)	(400)
4.510	08/28/2025	12/01/2025	(402)	(404)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

4.660	07/10/2025	10/10/2025	(569)	(576)
4.660	07/21/2025	10/21/2025	(1,346)	(1,359)
4.710	09/08/2025	01/08/2026	(1,582)	(1,587)
CDC	4.480	10/01/2025	01/05/2026	(982)	(982)
4.560	09/18/2025	01/16/2026	(500)	(501)
4.660	09/18/2025	01/16/2026	(3,150)	(3,155)
4.680	08/28/2025	12/01/2025	(7,435)	(7,468)
4.690	07/28/2025	10/28/2025	(1,032)	(1,040)
4.790	07/03/2025	10/01/2025	(1,010)	(1,022)
4.790	07/28/2025	10/28/2025	(4,895)	(4,937)
IND	4.400	09/25/2025	12/24/2025	(652)	(653)
4.430	09/17/2025	12/17/2025	(50)	(50)
4.540	09/16/2025	12/16/2025	(1,156)	(1,159)
4.560	09/04/2025	12/04/2025	(3,149)	(3,160)
4.580	08/12/2025	11/12/2025	(2,161)	(2,175)
4.640	09/16/2025	12/16/2025	(318)	(318)
4.810	09/23/2025	12/23/2025	(1,141)	(1,142)
NXN	4.620	09/30/2025	01/23/2026	(1,163)	(1,163)
4.890	09/30/2025	01/16/2026	(3,171)	(3,171)
RTA	4.760	09/18/2025	12/18/2025	(2,401)	(2,405)
SCX	2.150	06/17/2025	TBD(2)	EUR	(2,319)	(2,739)
4.600	09/19/2025	TBD(2)	$(6,675)	(6,686)
SOG	2.100	09/26/2025	TBD(2)	EUR	(1,886)	(2,215)
2.170	09/26/2025	TBD(2)	(7,138)	(8,383)
4.410	09/19/2025	TBD(2)	$(42,368)	(42,430)
4.450	09/19/2025	TBD(2)	(8,823)	(8,836)
4.450	09/30/2025	TBD(2)	(565)	(566)
4.860	07/08/2025	10/08/2025	(2,162)	(2,187)
UBS	4.510	09/19/2025	10/20/2025	(13,433)	(13,453)
4.560	09/19/2025	10/20/2025	(1,308)	(1,310)
4.880	07/08/2025	10/08/2025	(1,014)	(1,025)

Total Reverse Repurchase Agreements	$(153,440)

(l)	Securities with an aggregate market value of $171,121 have been pledged as collateral under the terms of master agreements as of September 30, 2025.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2025 was $(38,866) at a weighted average interest rate of 4.666%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/17/2030	GBP	24,200	$(126)	$(14)	$(140)	$33	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032	8,700	845	1,422	2,267	0	(15)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	4,600	512	348	860	0	(9)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	2,300	171	1,693	1,864	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	$2,000	1	39	40	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026	26,800	436	(648)	(212)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027	8,100	(2)	308	306	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027	35,800	(84)	(1,166)	(1,250)	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027	5,430	(1)	201	200	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027	21,700	(53)	(670)	(723)	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027	9,000	(2)	320	318	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027	35,800	(95)	(1,038)	(1,133)	8	0
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027	49,000	182	(1,096)	(914)	22	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028	29,500	(7)	1,896	1,889	0	(16)
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028	32,500	(8)	2,118	2,110	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029	76,800	101	3,004	3,105	53	0

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	21,600	(409)	146	(263)	0	(14)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029	106,500	(10,975)	3,275	(7,700)	51	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030	195,600	(1,978)	259	(1,719)	87	0
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031	2,800	(1)	371	370	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	38,000	2,575	3,195	5,770	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031	40,600	(568)	4,909	4,341	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	43,900	398	(915)	(517)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044	201,500	(5,022)	(13,177)	(18,199)	0	(302)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050	1,400	(10)	513	503	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050	21,100	(52)	8,458	8,406	48	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050	22,000	(85)	8,394	8,309	50	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050	6,000	(18)	1,917	1,899	13	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050	2,400	217	931	1,148	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052	187,400	1,316	77,855	79,171	481	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	891	1,043	0	(9)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	9,600	903	736	1,639	0	(19)
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	18,000	240	2,100	2,340	0	(15)

Total Swap Agreements	$(11,447)	$106,575	$95,128	$875	$(443)

(n)

Securities with an aggregate market value of $567 and cash of $9,806 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2025.

(1)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

AZD	10/2025	EUR	107,184	$125,013	$0	$(826)
BOA	11/2025	DOP	78,741	1,232	0	(21)
BPS	10/2025	EUR	2,958	3,493	20	0
10/2025	TRY	1,253	30	0	0
08/2030	KWD	48	162	2	0
BRC	10/2025	EUR	12,907	15,131	0	(23)
10/2025	GBP	1,094	1,477	6	0
10/2025	TRY	45,985	1,105	0	(1)
10/2025	$6,221	TRY	265,997	127	0
11/2025	EUR	369	$434	0	0
11/2025	$15,161	EUR	12,907	23	0
11/2025	2,131	TRY	92,881	19	0
12/2025	2,217	97,585	4	0
BSH	02/2026	PEN	905	$259	0	(1)
CBK	10/2025	BRL	1,976	372	0	0
10/2025	GBP	2,019	2,744	29	0
10/2025	HKD	28,145	3,620	2	0
10/2025	$358	BRL	1,976	14	0
10/2025	1,750	EUR	1,495	6	(1)
10/2025	3,434	GBP	2,570	23	0
FAR	10/2025	GBP	2,570	$3,456	0	0
10/2025	JPY	4,792	33	0	0
11/2025	$3,457	GBP	2,570	0	0
12/2025	343	MXN	6,494	9	0
GLM	11/2025	DOP	106,470	$1,662	0	(33)
01/2026	75,212	1,217	28	0
02/2026	13,233	207	0	(1)
03/2026	41,739	644	1	(11)
JPM	10/2025	$906	TRY	38,664	21	0
MBC	10/2025	EUR	5,251	$6,188	23	0
10/2025	GBP	3,651	4,924	16	(2)
10/2025	$15,789	EUR	13,513	78	(3)
MYI	10/2025	15	JPY	2,195	0	0
11/2025	JPY	2,188	$15	0	0
NGF	12/2025	$77	TRY	3,366	0	0
SCX	10/2025	20,291	GBP	15,170	111	0
11/2025	GBP	15,170	$20,295	0	(111)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

SOG	10/2025	BRL	1,982	371	0	(1)
10/2025	JPY	2,501	17	0	0
10/2025	$373	BRL	1,982	0	0
10/2025	133,231	EUR	113,292	0	(221)
10/2025	32	JPY	4,781	0	0
11/2025	EUR	113,291	$133,498	222	0
11/2025	JPY	4,764	32	0	0
12/2025	$371	BRL	2,010	1	0
SSB	10/2025	GBP	8,406	$11,331	25	0

Total Forward Foreign Currency Contracts	$810	$(1,256)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	2.159%	$800	$(155)	$128	$0	$(27)
DUB	Eskom «	4.650	Quarterly	06/30/2029	—◆	2,900	0	175	175	0
Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—◆	176	0	2	2	0
GST	Soft Bank Group,Inc.	1.000	Quarterly	06/20/2026	0.872	1,100	(9)	10	1	0

Total Swap Agreements	$(164)	$315	$178	$(27)

(p)

Securities with an aggregate market value of $730 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2025.

◆	Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2025

Investments in Securities, at Value
Loan Participations and Assignments	$3,465	$168,018	$83,084	$254,567
Corporate Bonds & Notes
Banking & Finance	1,563	40,561	0	42,124
Industrials	1,100	195,264	33,238	229,602
Utilities	0	37,410	0	37,410
Convertible Bonds & Notes
Industrials	0	16,237	0	16,237
Municipal Bonds & Notes
Michigan	0	1,645	0	1,645
West Virginia	0	4,271	0	4,271
U.S. Government Agencies	0	18,561	5,171	23,732
Non-Agency Mortgage-Backed Securities	0	67,004	0	67,004
Asset-Backed Securities
Automobile ABS Other	0	2,340	0	2,340
Home Equity Other	0	13,526	0	13,526
Whole Loan Collateral	0	118	0	118
Other ABS	0	20,526	1,789	22,315
Sovereign Issues	0	44,611	0	44,611
Common Stocks
Communication Services	2,569	0	3,036	5,605
Consumer Discretionary	0	0	17	17
Financials	211	9,233	3,812	13,256
Health Care	0	0	25,446	25,446
Industrials	0	0	14,613	14,613
Warrants
Financials	0	0	741	741
Preferred Securities
Banking & Finance	0	1,279	4,326	5,605
Industrials	0	2,129	3,078	5,207

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

RealEstate Investment Trusts
Real Estate				2,907			0	0	2,907
Short-Term Instruments
Mutual Funds				0			849	0	849
U.S. Treasury Bills				0			1,863	0	1,863

				$11,815			$645,445	$178,351	$835,611
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes				$14,493			$0	$0	$14,493

Total Investments				$26,308			$645,445	$178,351	$850,104

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared				0			875	0	875
Over the counter				0			811	177	988

				$0			$1,686	$177	$1,863
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared				0			(443)	0	(443)
Over the counter				0			(1,283)	0	(1,283)

				$0			$(1,726)	$0	$(1,726)

Total Financial Derivative Instruments				$0			$(40)	$177	$137

Totals				$26,308			$645,405	$178,528	$850,241

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2025:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$57,540	$366	$(503)	$88	$0	$(1,094)	$26,687	$0	$83,084	$(1,095)
Corporate Bonds & Notes
Banking & Finance	265	0	0	0	0	10	0	(275)	0	0
Industrials	17,399	14,171	0	9	0	1,659	0	0	33,238	1,659
U.S. Government Agencies	5,071	0	(23)	6	8	109	0	0	5,171	109
Asset-Backed Securities
Other ABS	2,058	0	0	5	(1,214)	940	0	0	1,789	(134)
Common Stocks
Communication Services	11,245	0	(9,994)	0	5,304	(3,519)	0	0	3,036	2,879
Consumer Discretionary	17	0	0	0	0	0	0	0	17	0
Financials	8,076	4,137	(8,122)	0	0	(74)	0	(205)	3,812	(8,388)
Health Care	25,446	0	0	0	0	0	0	0	25,446	0
Industrials	12,761	0	0	0	0	1,852	0	0	14,613	1,852
Warrants
Communication Services	2,205	0	(1,987)	0	525	(743)	0	0	0	0
Financials	1	805	(5)	0	(5,384)	5,324	0	0	741	(63)
Preferred Securities
Banking & Finance	0	4,326	0	0	0	0	0	0	4,326	0
Industrials	2,968	0	0	0	0	110	0	0	3,078	110

	$145,052	$23,805	$(20,634)	$108	$(761)	$4,574	$26,687	$(480)	$178,351	$(3,071)
Financial Derivative Instruments– Assets
Over the counter	$173	$0	$0	$0	$0	$4	$0	$0	$177	$4

Totals	$145,225	$23,805	$(20,634)	$108	$(761)	$4,578	$26,687	$(480)	$178,528	$(3,067)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory		Ending Balance at 09/30/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$14,206	Comparable Companies			EBITDA Multiple		X	16.290	—
		200	Cost			Purchase Price			100.000	—

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	September 30, 2025 (Unaudited)

	20,216	Discounted Cash Flow	Discount Rate		4.790 - 50.000	8.132
	8,766	Indicative Market Quotation	Broker Quote		72.500 - 101.750	93.359
	5,400	Recent Transaction	Purchase Price		100.000	—
	34,296	Third Party Vendor	Broker Quote		40.500 - 100.500	—
Corporate Bonds & Notes
Industrials	18,590	Comparable Companies/Discounted Cash Flow	Revenue Multiple/Discount Rate	X/ %	0.970/10.000	—
	918	Indicative Market Quotation	Broker Quote		62.500 - 71.000	65.789
	13,730	Recent Transaction	Purchase Price		100.000	—
U.S. Government Agencies	5,171	Discounted Cash Flow	Discount Rate		11.331	—
Asset-Backed Securities
Other ABS	1,789	Discounted Cash Flow	Discount Rate		12.000 – 20.000	17.534
Common Stocks
Communication Services	2,781	Discounted Cash Flow	Discount Rate		7.930	—
	255	Reference Instrument	Stock Price w/Liquidity Discount		12.000	—
Consumer Discretionary	17	Comparable Companies/Discounted Cash Flow	Revenue Multiple/Discount Rate	X/ %	0.500/20.750	—
Financials	3,812	Reference instrument	Stock Price w/ Liquidity Discoun		8.150	—
Health Care	25,446	Comparable Companies	EBITDA Multiple	X	16.290	—
Industrials	12,371	Comparable Companies/Discounted Cash Flow	Revenue Multiple/Discount Rate	X/ %	0.970/10.000	—
	2,242	Indicative Market Quotation	Broker Quote		$0.375 - 21.667	19.763
Warrants
Financials	741	Option Pricing Model	Volatility		62.500	—
Preferred Securities
Banking & Finance	4,326	Recent Transaction	Purchase Price		$1,000.000	—
Industrials	267	Comparable Companies	EBITDA Multiple	X	12.250/10.750	—
	2,811	Discounted Cash Flow	Discount Rate		13.622	—
Financial Derivative Instruments- Assets
Over the counter	177	Indicative Market Quotation	Broker Quote		0.939 - 6.009	5.944

Total	$178,528

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (”ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV. . An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements (Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$31,928	$110,062	$(127,500)	$5	$(2)	$14,493	$163	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	CDC	Natixis Securities Americas LLC	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.
BOS	BofA Securities, Inc.	FAR	Wells Fargo Bank National Association	NXN	Natixis New York
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
DOP	Dominican Peso	JPY	Japanese Yen	TRY	Turkish New Lira
EUR	Euro	KWD	Kuwaiti Dinar	USD (or $)	United States Dollar

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	GSMMUSTI	Goldman Sachs Money Market US Treasury Instrument Index	TSFR1M	Term SOFR 1-Month
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index	TSFR3M	Term SOFR 3-Month
CDOR06	1 Month CDN Swap Rate	JY0003M	3 Month JPY-LIBOR	TSFR6M	Term SOFR 6-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR
EUR006M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	JSC	Joint Stock Company	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	PIK	Payment-in-Kind